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                  ONE GROUP-REGISTERED TRADEMARK- MUTUAL FUNDS
                             BOND FUNDS PROSPECTUS
                       Supplement dated November 19, 1999
                      to Prospectus dated November 1, 1999

This supplement makes the following two changes to the Bond Funds Prospectus:

    First, a Special Meeting of Shareholders ("Special Meeting") of One Group-Registered Trademark- Income Bond Fund (the "Fund") was held on Friday, November 19, 1999 at 10:00 a.m. At the meeting, a majority of the shareholders of record at the close of business on September 23, 1999 approved a Sub-Investment Advisory Agreement between Banc One Investment Advisors Corporation and Banc One High Yield Partners, LLC with respect to the Fund. As a result, Banc One High Yield Partners, LLC (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) now acts as sub-advisor to the Fund with regard to that portion of the Fund's assets designated by Banc One Investment Advisors for investment in corporate fixed-income securities and instruments which are rated below investment grade or unrated corporate fixed-income securities and instruments of similar quality. The Fund currently cannot invest more than 30% of its total assets in this type of security. Approval of the Sub-Investment Advisory Agreement did not result in any change in the Fund's investment restrictions or an increase in the contractual rate of any advisory fees payable by the Fund. The sub-investment advisory fees will be paid by Banc One Investment Advisors and not by the Fund.

    Banc One High Yield Partners was formed in June 1998 to provide investment advisory services related to high yield, high risk investments to the One Group-Registered Trademark- High Yield Bond Fund and other investment advisory clients. Banc One High Yield Partners is controlled by Banc One Investment Advisors and Pacholder Associates, Inc. As of June 30, 1999, Banc One High Yield Partners had approximately $150 million in assets under management.

    Second, the first number in the last column of the table on page 47 of the Prospectus (which describes the percentage of commissions paid to Shareholder Servicing Agents in connection with Class A shares) is changed from 2.07% to 2.70%.

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE

                                                                      TOG-S-1046